                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                   April 2, 1997
                                ------------------
                                 (Date of Report)




                               SOLV-EX CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)




                                    New Mexico
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)




               0-9897                            85-0283729
      ------------------------      ------------------------------------
      (Commission File Number)      (IRS Employer Identification Number)




         500 Marquette N.W., Suite 300, Albuquerque, New Mexico   87102
         --------------------------------------------------------------
           (Address of principal executive offices including zip code)



                                  (505) 243-7701
               ---------------------------------------------------
               (Registrant's telephone number including area code)




                                  Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     See Item 9.E, below.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS D AND S

A. The following information is provided pursuant to the requirements of Item 701 of Regulation S-K. From April 2, 1997 through April 11, 1997, Solv-Ex Corporation (the "Company") sold 5% Convertible Debentures (the "Debentures") pursuant to Regulations D and S to various investors, all of whom are "non-U.S. persons" as that term is defined pursuant to Regulation S, except for John S. Rendall, the Company's Chairman and Chief Executive Officer who purchased $2,000,000 of the Debentures. The Company has received $12,000,000 from investors, and anticipates receiving an additional $10,000,000 after a registration statement relating to the shares becomes effective.

B. The following information describes the transactions and provides the information required by Rule 701 of Regulation S-K:

(a) SECURITIES SOLD. As described herein, pursuant to subscription agreements dated as of March 31, 1997 between April 2, 1997 and April 11, 1997, the Company completed the sale to certain accredited investors of $ 22,000,000 of the Debentures, all of which are in the same general form with the following terms:

          Principal and interest on the Debentures are payable in full on March 31, 1999 unless previously converted by the holders.

          The Company may pay principal and interest by issuing shares of the Company's common stock.

          The Debentures are convertible at the holders discretion at a price equal to the lesser of: (i) 120% of the average market price for the five days preceding the issuance date; and (ii) 80% of the average market price for the five days preceding the conversion date.

     REGISTRATION OBLIGATION. The Company has committed to file a registration statement relating to the shares underlying the Debentures (except for the Debenture purchased by Mr. Rendall not later than April 17 1997, and to obtain effectiveness of that registration statement not later than June 30, 1997. If the Company is unable to obtain effectiveness by such date, it will be liable for penalties equal to 2-1/2% of the principal outstanding through July 30, 1997; thereafter the penalty accrues at the rate of 3% for each 30 day period. This penalty must be paid in cash and may not be paid in stock unless the Debenture holders agree to accept stock, as to which they have no obligation.

     REDEMPTION RIGHTS. The Company has the right to call the Debentures for redemption at any time. Upon redemption, the Company must pay the holder 120% of the principal amount and all accrued and unpaid interest and penalties.

The following information specifically describes the three securities placements:

C.   SALES OF $5,000,000 PURSUANT TO REGULATION D

(a) SECURITIES SOLD. Pursuant to a subscription agreement dated as of March 31, 1997, the Company sold $15,000,000 of Debentures to an accredited investor who represented that it was a "non-U.S. person". The investor paid $5,000,000 on April 2, 1997, and is obligated to pay an additional $5,000,000 on each of the 20th and 40th day after the registration statement becomes effective. The conversion price and the warrant exercise price for the subsequent tranches will be determined based on the average market price preceding the additional investments.

(b) UNDERWRITERS AND OTHER PURCHASERS. The principal underwriters of the Debentures was Wharton Capital Partners, Ltd., New York, New York. The Debentures were offered only to persons who were accredited investors and further who were "non-U.S. Persons" as that term is defined in Regulation S.

(c) CONSIDERATION. The aggregate offering price was $15,000,000; the aggregate underwriting discounts and commissions were $1,050,000, of which $350,000 has been paid. The balance will be paid as funds are received.

     In addition, the Company has agreed to issue as additional consideration to the underwriter, five-year warrants to purchase 20,000 shares of the Company's common stock (per $3,000,000 investment) at a per share price equal to 120% of the closing price on the closing of each tranche. The initial $5,000,000 investment resulted in the issuance of warrants to purchase 33,333 shares at 120% of the market price on April 2, 1997.

(d) EXEMPTION FROM REGISTRATION CLAIMED. The transaction was not subject to the registration requirements of Section 5 of the

     Securities Act of 1933 because of the applicability of Section 4(2) and
     Section 4(6), and Regulation D thereunder.

(e) TERMS OF CONVERSION OR EXERCISE. The Debentures are convertible into the Company's common stock as described above. One-half of the Debentures may be converted after July 1, 1997; and the balance may be converted after July 31, 1997.

2.   SALES OF $2,500,000 PURSUANT TO REGULATION S

(a) SECURITIES SOLD. Pursuant to a subscription agreement dated March 31, 1997. The Company sold an additional $2,500,000 of Debentures to an accredited investor who represented that it was a "non-U.S. person". The investor paid this entire amount on April 4, 1997.

(b) UNDERWRITERS AND OTHER PURCHASERS. The principal underwriters of the Debentures was Groom Capital, New York, New York. The Debentures were offered only to persons who were accredited investors and further who were "non-U.S. Persons" as that term is defined in Regulation S.

(c) CONSIDERATION. The aggregate offering price was $2,500,000; the aggregate underwriting discounts and commissions were $175,000, which has been paid.

     In addition, the Company has agreed to issue as additional consideration to the underwriter, five-year warrants to purchase 16,667 shares of the Company's common stock at a per share price equal to (120% of the market price on April 4, 1997).

(d) EXEMPTION FROM REGISTRATION CLAIMED. The transaction was not subject to the registration requirements of Section 5 of the Securities Act of 1933 because of the applicability of Regulation S thereunder.

(e) TERMS OF CONVERSION OR EXERCISE. The Debentures are convertible into the Company's common stock as described above. One-half of the Debentures may be converted after July 3, 1997; and the balance may be converted after August 1, 1997.

3.   SALES OF ADDITIONAL $2,500,000 PURSUANT TO REGULATION S

(a) SECURITIES SOLD. The Company sold an additional $2,500,000 of Debentures to an accredited investor who represented that it was a "non-U.S. person" on April 8, 1997. The investor paid this entire amount on that date.

(b) UNDERWRITERS AND OTHER PURCHASERS. There was no underwriter of this Debenture. The Debentures were offered only to persons who were accredited investors and further who were "non-U.S. Persons" as that term is defined in Regulation S.

(c) CONSIDERATION. The aggregate offering price was $2,500,000; because there was no underwriter, the Company granted the investor a 7% discount. Consequently the investor paid the Company $2,325,000.

     In addition, the Company has agreed to issue to the investor five-year warrants to purchase 16,667 shares of the Company's common stock at a per share price equal to (120% of the market price on April 8, 1997).

(d) EXEMPTION FROM REGISTRATION CLAIMED. The transaction was not subject to the registration requirements of Section 5 of the Securities Act of 1933 because of the applicability of Regulation S thereunder.

(e) TERMS OF CONVERSION OR EXERCISE. The Debentures are convertible into the Company's common stock as described above. All of the Debentures may be converted after June 23, 1997.

4.   SALES OF ADDITIONAL $2,000,000 PURSUANT TO REGULATION D

(a) SECURITIES SOLD. The Company sold an additional $2,000,000 of Debentures to its Chairman, John S. Rendall, an accredited investor, on April 11, 1997. Mr. Rendall, on that date, CONVERTED A MARCH 1997 LOAN TO THE COMPANY INTO A DEBENTURE ON THAT DATE.

(b)  UNDERWRITERS AND OTHER PURCHASERS.  There was no underwriter of this
     Debenture.

(c) CONSIDERATION. The aggregate offering price was $2,000,000; because there was no underwriter, the Company granted Mr. Rendall a 7% discount. Consequently the investor paid the Company $1,860,000.

     In addition, the Company has agreed to issue to the investor five-year warrants to purchase 13,333 shares of the Company's common stock at a per share price equal to 120% of the market price on April 11, 1997.

(d) EXEMPTION FROM REGISTRATION CLAIMED. The transaction was not subject to the registration requirements of Section 5 of the Securities Act of 1933 because of the applicability of Regulation D thereunder.

(e) TERMS OF CONVERSION OR EXERCISE. The Debentures are convertible into the Company's common stock as described above. All of the Debentures may be converted after June 26, 1997.

D.   Exhibits

     1.   Form of Securities Purchase Agreement
     2.   Form of 5% Convertible Debenture
     3.   Form of Registration Rights Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 15, 1997              SOLV-EX CORPORATION
                                   (Registrant)


                                   By /s/ Herbert M. Campbell, II
                                      -------------------------------------
                                      Herbert M. Campbell, II
                                      Senior Vice President

                                                                       EXHIBIT 1
                                                                     TO FORM 8-K


                          SECURITIES PURCHASE AGREEMENT


          THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between SOLV-EX CORPORATION, a New Mexico corporation, with headquarters located at 500 Marquette NW, Suite 300, Albuquerque, New Mexico 87102 ("Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

          WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded, INTER ALIA, by Rule 506 under Regulation D ("Regulation D" and/or "Regulation S") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section 4(2) of the 1933 Act; and

          WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 5% Convertible Debentures (the "Debenture"), of the Company which will be convertible into shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company upon the terms and subject to the conditions of such Debenture (the Common Stock and the Debenture sometimes referred to herein as the "Securities"), and subject to acceptance of this Agreement by the Company;

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

          a. PURCHASE. The undersigned hereby agrees to initially purchase from the Company, the Debentures of the Company, in the principal amount set forth on the signature page of this Agreement, out of a total offering of $15,000,000 in Debentures as more specifically set forth in PARA4(b), and having the terms and conditions and being in the form attached hereto as ANNEX I. The purchase price for the Debenture shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

          b. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Debenture by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX

II (the "Joint Escrow Instructions") as set forth below. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Debentures, the Company shall deliver the Debenture duly executed on behalf of the Company to the Escrow Agent. By signing this Agreement, the Buyer and the Company, and subject to acceptance by the Escrow Agent, each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

          c. METHOD OF PAYMENT. Payment into escrow of the purchase price for the Debenture shall be made by wire transfer of funds to:

               Bank of New York
               350 Fifth Avenue
               New York, New York 10001

               ABA# ____________
               For credit to the account of _____________
               Account No. _____________________

Not later than 1:00 p.m., New York time, on the date which is three (3) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Debenture, in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

          2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement, the Buyer is purchasing the Debenture and will be acquiring the shares of Common Stock issuable upon conversion of the Debenture for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

          b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the

Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities;

          c. All subsequent offers and sales of the Debenture and the shares of Common Stock issuable upon conversion of, or issued as dividends on, the Debenture (the "Shares" or "Common Stock" and, together with the Debenture, the "Securities") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

          d. The Buyer understands that the Debenture is being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debenture and to receive an offer of the Shares;

          e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debenture and the offer of the Shares which have been requested by the Buyer, including ANNEX V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended June 30, 1996, (2) Quarterly Report on Form 10-Q for the fiscal quarters ended September 30, 1996 and December 31, 1996, (3) Forms 8-K dated October 4, 1996, November 15, 1996 and December 4, 1996, and (4) definitive Proxy Statement for the annual meeting of shareholders held on December 13, 1996 (the "Company's SEC Documents").

          f. The Buyer understands that its investment in the Securities involves a high degree of risk;

          g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

          h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          i. Neither Buyer, nor any affiliate of Buyer, has any present intention of entering into, any put option, short position, or other similar position with respect to the Debenture or the Shares.

          j. Notwithstanding the provisions hereof or of the Debenture, in no event (except with respect to an Event of Mandatory Conversion upon the maturity of the Debenture) shall the holder be entitled to convert any Debenture to the extent after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture), and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso.

          k. Buyer further represents, warrants and covenants to Company as follows:

               (i) Buyer is not a U.S. Person as that term is defined under Regulation S.

               (ii) Buyer is outside the United States as of the date of the execution and delivery of this Agreement.

               (iii) Buyer is purchasing the Debenture for its own account and not on behalf of any U.S. Person, and Buyer is the sole beneficial owner of the Debenture, and has not pre-arranged any sale with any purchaser or purchasers in the United States.

               (iv) Buyer represents and warrants and hereby agrees that all offers and sales of the Debenture prior to the expiration of a period commencing on the date of the receipt of funds by the Company and ending 40 days thereafter (the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to an exemption from registration.

            (v) Buyer understands that the Debenture is being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Debenture, and the Shares issuable upon conversion thereof. Buyer represents and warrants that the information contained herein is complete and accurate. Buyer further represents and warrants that it will notify the Company immediately upon the occurrence of any material change therein occurring prior to the issuance of Shares upon conversion of the Debenture.

            (vi) Buyer understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Debenture, and the Shares issuable upon conversion thereof, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Buyer is acquiring the Debenture for investment purposes and has no present intention to sell the Debenture, or the Shares issuable upon conversion thereof, in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period.

            (vii) Buyer is not an underwriter of, or dealer in, the Securities, and Buyer is not participating, pursuant to a contractual agreement, in the distribution of the Securities.

       3.   COMPANY REPRESENTATIONS, ETC.

       The Company represents and warrants to the Buyer that:

       a.   CONCERNING THE SHARES.   There are no preemptive rights of any
stockholder of the Company, as such, to acquire the Common Shares.

       b. REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the NASDAQ/Small Cap. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

          c. AUTHORIZED SHARES. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debenture. The Common Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debenture, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

          d. SECURITIES PURCHASE AGREEMENT; REGISTRATION RIGHTS AGREEMENT AND STOCK. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as ANNEX IV (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Debenture will be duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, will be a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

          e. NON-CONTRAVENTION. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debenture do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth,
(iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein. Provided, however, that the Company has advised Buyer that in the opinion of the Company the Debenture constitutes "contingent indebtedness" and should not be taken into account for purposes of determining the ratio set forth in Section 7.8(b) of a Convertible Loan Agreement entered into in April 1996 between the Company and Phemex Establishment ("Phemex"). In the event that Phemex should issue or threaten a notice of default based upon the covenant set forth in the aforesaid Section 7.8(b) and the issue is not resolved between Phemex and the Company during the thirty (30) day period provided for curing an event of default, the provisions of 4C of the Debenture shall apply. Similarly, the provisions of 4C of the Debenture shall apply if the Debenture or Debentures become a current liability on the Balance Sheet of the Company and as a result thereof, Phemex alleges an event of default because the ratio of current assets to current liabilities falls below 1.2 as contemplated by Section 7.8(a) of the Convertible Loan Agreement.

          f. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the Stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

          g. SEC FILINGS. None of the SEC Filings with the Securities and Exchange Commission since the filing of the 10-K on June 30, 1996 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except as set forth on ANNEX V hereto, the Company has since January 1, 1996 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

          h. ABSENCE OF CERTAIN CHANGES. Since January 1, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company, except as disclosed in ANNEX V or in the documents referred to in Section 2(e) hereof.

          i. FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 2(e), that has not been disclosed in writing to the Buyer that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

          j. ABSENCE OF LITIGATION. Except as set forth in ANNEX V hereto, and in the documents referred to in Section 2(e), which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

          k. ABSENCE OF EVENTS OF DEFAULT. Except as set forth in ANNEX V hereto and Section 3(e), no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

          l. NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Debenture, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or By-Laws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or the Company's listing agreement for its Common Stock.

          m. PRIOR ISSUES. During the twelve (12) months preceding the date hereof, the Company has not issued any securities except as set forth in Exhibit 3(m). The presently outstanding unconverted principal amount of each such issuance as at __________________ are set forth in Exhibit 3(m).

          n. OFFSHORE TRANSACTION. The Company has not offered or sold the Debenture to any person in the United States, or, to the best knowledge of the Company, any identifiable groups of U.S. citizens abroad, or any U.S. person as that term is defined in Regulation S. At the time the buy order for the Debenture was originated, the Company and/or its agents reasonably believed Buyer was outside the United States and was not a U.S. Person.

          o.   NO DIRECTED SELLING EFFORTS.   In regard to this transaction, the
Company has not conducted any "direct selling efforts" as that term is defined in Rule 902 of Regulation S, nor has the Company conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

          4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          a. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Debenture has not been and is not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and
(3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

          b. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the Debentures, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, the shares of Common Stock issued to the Holder upon conversion of the Debentures shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Debenture and such shares of Common Stock):

          THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          c. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement, in substantially the form attached hereto as ANNEX IV, on or before the Closing Date.

          d. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Debenture to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

          e. REPORTING STATUS. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          f. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Debenture (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Debenture) for internal working capital purposes of Solv-Ex and the Solv-Ex/United Tri-Star Limited Partnership, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

          g. CERTAIN AGREEMENTS. The Company covenants and agrees that it will not, without the prior written consent of the Buyer, (i) enter into any subsequent or further offer or sale of common stock or securities convertible into common stock with any third party until the expiration of ninety (90) days after the effective date of the Registration Statement. . However, clauses 4(g)(i) will not apply to (x) the issuance of securities (other than for cash) in connection with a merger, consolidation, sale of assets, disposition of a business, product or license by the Company, strategic alliance, bank loan or agreement, public offering, securities issued at the then current market price (as determined in good faith by the Board of Directors), or the exercise of options, (y) the exchange of the capital stock for assets, stock or other joint venture interests, or (z) the sale of capital stock, at a sales price in excess of $20 per share and further provided, that any registration rights in connection therewith, shall not require the filing of a Registration Statement in respect of such stock prior to the effective date of the Registration Statement under the Registration Rights Agreement between the Buyer and Seller. However, nothing contained herein shall be deemed to preclude the Company from taking such action as may be reasonably required to cure any alleged default under agreements to which the Company is or may become a party.

          h. OPTION. Notwithstanding Section 4(g), the Buyer agrees to purchase up to an additional $10,000,000 principal amount of Debentures (the "Additional Debentures") in two tranches of $5,000,000 each, occurring not later than the 20th and 40th business day after the Effective Date respectively, upon the same terms and conditions as those applicable to the Debentures issued pursuant to this Agreement, (the "Additional Closing Date"). Buyer's obligation to purchase the Additional Debentures on the Additional Closing Date shall be contingent upon the satisfaction of the following conditions: On each the Additional Closing Date (i) the Registration Statement required to be filed under the Registration Rights Agreement is effective (the "Effective Date"), and
(ii) the representations and warranties of the Company contained in Section 3 are true and correct in all material respects. Each such Debenture shall mature on the last day of the twenty-fourth month following its issuance, and (iii) the Market Price (as defined in the Debenture) exceeds $7.00 per share.

          i. AVAILABLE SHARES. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield the number of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debentures.

          5.   TRANSFER AGENT INSTRUCTIONS.

          a. Promptly following the delivery by the Buyer of the aggregate purchase price for the Debenture in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debenture in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Debenture. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

          b. Subject to the completeness and accuracy of the Buyer's representations and warranties herein, upon the conversion of any Debenture by a person who is a non-U.S. Person, and following the expiration of any applicable Restricted Period, the Company, shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates without restrictive legend or stop orders in the name of Buyer (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Nothing in this Section 4, however, shall affect in any way Buyer's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

          c. The Company will permit the Buyer to exercise its right to convert the Debenture by telecopying an executed and completed Notice of Conversion to the Company and delivering within three business days thereafter, the original Notice of Conversion and the Debenture representing the Shares to the Company by express courier to the Transfer Agent. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Shares of Common Stock issuable upon conversion of any Debenture (together with the Debenture representing the Shares not so converted) to the Buyer via express courier, by electronic transfer or otherwise, within three business days after receipt by the Company of the original Notice of Conversion and the Debenture representing the Shares to be converted (the "Delivery Date").

          d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from Delivery Date:

                                        Late Payment For Each
                                        $10,000 of Debenture
         No. Business Days Late         Principal Amount Being Converted
         ----------------------         --------------------------------
                    1                        $100
                    2                        $200
                    3                        $300
                    4                        $400
                    5                        $500
                    6                        $600
                    7                        $700
                    8                        $800
                    9                        $900
                    10                       $1,000
                    >10                      $1,000 +$200 for each Business
                                                    Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit Buyer's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five business days after the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

          6.   DELIVERY INSTRUCTIONS.

          The Debenture shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof, or a delivery against payment basis at the closing and on each Additional Closing Date.

          7.   CLOSING DATE.

          The date and time of the issuance and sale of the Debenture (the "Closing Date" and "Additional Closing Date") shall occur no later than 12:00 Noon, New York time on the second NYSE trading day after the fulfillment or waiver of all Closing conditions pursuant to Sections 8 and 9, or such other mutually agreed to time. The closing shall occur on such date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the fund representing the Purchase Price for the Debenture, and the Debenture only upon satisfaction of the conditions set forth in Section 8 hereof.

          8.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The Buyer understands that the Company's obligation to sell the Debentures on the Closing Date and Additional Closing Date to the Buyer pursuant to this Agreement is conditioned upon:

          a. The receipt and acceptance by the Company of such Agreement as evidenced by execution of this Agreement by the Company for at least Five Million ($5,000,000.00) Dollars in Debenture (or such lesser amount as the Company, in its sole discretion, shall determine);

          b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Debenture in accordance with Section 1(c) hereof;

          c. The accuracy on the Closing Date and Additional Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date and Additional Closing Date;

          d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

          9.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

          The Company understands that the Buyer's obligation to purchase the Debentures on the Closing Date and Additional Closing Date is conditioned upon:

          a. Acceptance by Buyer of an Agreement for the sale of Debenture, as indicated by execution of this Agreement;

          b. Delivery by the Company to the Escrow Agent of the Debenture in accordance with this Agreement;

          c. The accuracy in all material respects on the Closing Date and Additional Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and Additional Closing Date and the performance by the Company on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and Additional Closing Date; and

          d. On the Closing Date and Additional Closing Date, the Buyer having received an opinion of counsel for the Company, dated the Closing Date and Additional Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto, and the Registration Rights Agreement annexed hereto as ANNEX IV.

          10.  GOVERNING LAW:  MISCELLANEOUS.

          This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon, (a) by personal delivery, or (b) if advance copy is given by fax, upon (i) seven business days after deposit in the United States Postal Service by regular or certified mail, or (ii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:       Solv-Ex Corporation
               Suite 300
               500 Marquette NW
               Albuquerque, New Mexico 87102
               Telecopier No. (505) 243-7705

               with a copy to:

               Herrick K. Lidstone, Esq.
               Friedlob Sanderson Raskin Paulson & Tourtillott
               1400 Glenarm Place, Suite 300
               Denver, Colorado 80202
               Telecopier No. (303) 595-3159

PURCHASER:     At the address set forth on the signature page of this Agreement.

ESCROW AGENT:  Krieger & Prager, Esqs.
               319 Fifth Avenue
               New York, New York 10016
               Telecopier No. (212) 213-2077

          12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Company's representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Debenture.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AGGREGATE INITIAL PURCHASE PRICE OF SUCH DEBENTURE:    $ 5,000,000

                             SIGNATURES FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this ___ day of ____________, 1997.

------------------------------     --------------------------------
Address                            Printed Name of Subscriber
------------------------------
                                   By:
                                   --------------------------------
Telecopier No.                     (Signature of Authorized Person)
               ----------------
                                   --------------------------------
------------------------------     Printed Name and Title
Jurisdiction of Incorporation
or Organization



          This Agreement has been accepted as of the date set forth below.

SOLV-EX CORPORATION

By:
    ------------------------------

Title:
Date:

           ANNEX I        FORM OF DEBENTURE

           ANNEX II       JOINT ESCROW INSTRUCTIONS

           ANNEX III      OPINION OF COUNSEL

           ANNEX IV       REGISTRATION RIGHTS AGREEMENT

           ANNEX V        COMPANY DISCLOSURE MATERIALS

                                 Annexes Omitted

                                                                       EXHIBIT 2
                                                                     TO FORM 8-K


                                FORM OF DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE ACT, OR AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

 No.                                              US $
     -----------                                        -----------------

                                SOLV-EX CORPORATION

                    5% CONVERTIBLE DEBENTURE DUE March 31, 1999


    THIS DEBENTURE is one of a duly authorized issue of $ ___________ in Debentures of SOLV-EX CORPORATION, a corporation duly organized and existing under the laws of the State of New Mexico (the "Company") designated as its 5% Convertible Debenture Due March 31, 1999.

     FOR VALUE RECEIVED, the Company promises to pay to ___________________ ____, the registered holder hereof (the "Holder"), the principal sum of ____ Million and 00/100 (US $_________) Dollars on March 31, 1999 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears upon conversion as provided herein on March 31, 1999 at the rate of 5% per annum accruing from the date of initial issuance (the "Issuance Date"). The Issuance Date shall be April ___, 1997. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of PARA4 below, the principal of, and interest on, this Debenture are payable at the option of the Holder, in shares of Common Stock of the Company, $.001 par value ("Common Stock"), or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this

Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder as the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. The Debentures are issuable in denominations of One Hundred Thousand Dollars (US$100,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4.   A.   Subject to Section 4B, the Holder of this Debenture is entitled, at its option, to convert at any time commencing the earlier of (a) (i) ninety
(90) days after the Issuance Date of the Debenture with respect to one-half of the principal amount of this Debenture, and (ii) one hundred twenty (120) days after the Issuance Date of the Debentures with respect to the balance of the principal amount of this Debenture, or (b) the effective date of the Registration Statement filed pursuant to the Registration Rights Agreement between the Company and the Holder, or the Holder's predecessor in interest, the principal amount of this Debenture, provided that the principal amount is at least US

$10,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less that Ten Thousand Dollars (US $10,000), then the whole amount thereof) into shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the lesser of (a) 120% of the Market Price on the Issuance Date, or (b) 80% of the Market Price on the Conversion Date. For purposes of this Section 4, the Market Price shall be the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the Issuance Date or Conversion Date, as may be applicable, as reported by the National Association of Securities Dealers, or the closing bid price on the over-the-counter market on such date or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on the exchange on such date, as reported in the Wall Street Journal.
Conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Holder, be paid in cash or Common Stock upon conversion at the Conversion Rate. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, the date set forth in such facsimile delivery of the notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company at telephone number (505-243-7701); ATT: H. M. Campbell). Certificates representing Common Stock upon conversion will be delivered within three (3) business days from the date the notice of conversion with the original Debenture is delivered to the Company.

     B. (i) The Company shall have the right to redeem any Debentures for which a Notice of Conversion has not theretofore been submitted by delivering a Notice of Redemption to the Holder of the Debenture.

          (ii) The redemption price shall be calculated at 125% of the principal amount of the Debenture, plus accrued and unpaid interest, and shall be paid to the Holder within ten (10) days from the date of the Notice of Redemption, except with respect to any Debentures for which a Notice of Conversion is submitted to the Company, within five (5) business days of the Holder's receipt of the Company's Notice of Redemption. Furthermore, in the event such payment is not timely made, any rights of the Company to redeem the Debenture shall terminate, and the Notice of Redemption shall be null and void.

     C. The Company shall have the right to require, by written notice to the Holder of this Debenture, that the Holder of this Debenture exercise its right of conversion with respect to all or that portion of the principal amount to the extent required to remedy any alleged default under Section 7.8 of its Convertible Loan Agreement with Phemex Establishment which requires the Company to maintain the following ratios:

          "(a) Current assets divided by current liabilities (as reflected in the financial statements contained in any report filed with the Securities and Exchange Commission) shall be not less than 1.2

          "(b) Net Worth (shareholders equity) divided by total indebtedness
               (not including contingent indebtedness) (as reflected in the financial statements contained in any report filed with the Securities and Exchange Commission) shall not be less than 1."

Any such notice from the Company shall include a copy of any such notice of alleged default. In such event, the following provision shall apply:

          In the event a registration statement under the Securities Act of 1933 (the "Act") for the underlying shares has not become effective or resale of the underlying shares is not otherwise exempt from the registration requirements of the Act, the number of shares issued to the Holder (and subject to the registration statement) shall be increased, if necessary, to reflect any decline in the Market Price from the date of forced conversion until the registration statement becomes effective plus any Interest which would have otherwise accrued during such period on the principal amount subject to such forced conversion.

     5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

     6. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     7. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

     8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

      9. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     10.  The following shall constitute an "Event of Default":

          a. The Company shall default in the payment of principal or interest on this Debenture; or

          b. Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

          c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Agreement or the Registration Rights Agreement and any such failure shall continue uncured for five
               (5) business days.

          d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

          e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty
               (60) days thereafter; or

          h. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty(60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

          j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of two trading days.


Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: __________________, 1997


                              SOLV-EX CORPORATION

                              By:
                                  ------------------------------------

                                  ------------------------------------
                                  (Print Name)

                                  ------------------------------------
                                  (Title)

                                    EXHIBIT A


                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of SOLV-EX CORPORATION (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion*
-------------------------------------------------------------------------

Applicable Conversion Price
-------------------------------------------------------------------------


Signature
-------------------------------------------------------------------------
                          [Name]

Address:
-------------------------------------------------------------------------

-------------------------------------------------------------------------




* This original Debenture and Notice of Conversion must be received by the Company by the third business date following the Date of Conversion.

                                                                       EXHIBIT 3
                                                                     TO FORM 8-K

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT, dated as of _______________ (this "Agreement"), is made by and between SOLV-EX CORPORATION, a New Mexico corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

          WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of ____________________, between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor 5% Convertible Debentures of the Company and a commitment to acquire an additional $10,000,000 in two tranches of $5,000,000 each in Debentures (said principal amount of $15,000,000 collectively the "Debentures") which will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Debentures; and

          WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Conversion Shares;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agrees as follows:

          1.   DEFINITIONS.

          (a) As used in this Agreement, the following terms shall have the following meanings:

          (i) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

          (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          (iii)     "Registrable Securities" means the Conversion Shares.

          (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

          (b) As used in this Agreement, the term Investor includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

          (c) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

          2.   REGISTRATION.

          (a) MANDATORY REGISTRATION. The Company shall prepare and file with the SEC, no later than fifteen (15) days after the Closing Date, either a Registration Statement on Form S-3 covering a sufficient number of shares of Common Stock for the Initial Investors (or such lesser number as may be required by the SEC, but in no event less than the number of shares into which the Debenture would be convertible at the time of filing of the Form S-3, or an amendment to any pending Company Registration Statement on Form S-3, and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debenture resulting from adjustment in the Conversion Price, or to prevent dilution resulting from stock splits, or stock dividends). If at any time the number of shares of Common Stock into which the Debenture may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Debenture may be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 to register the shares of Common Stock into which the Debenture may be converted that exceed the aggregate number of shares of Common Stock already registered.

          (b) UNDERWRITTEN OFFERING. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors acting by majority in interest of the Registrable aSecurities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests, and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

          (c) PAYMENTS BY THE COMPANY. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to
Section 2(a) hereof is not effective within seventy-five (75) days after the Closing Date (the "Initial Date"), then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined
pursuant to this Section 2(c).   The amount to be paid by the Company to the
Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to two and one-half (2-1/2%) percent of the purchase price paid by the Initial Investor for the Debenture pursuant to the Securities Purchase Agreement for any period from the Initial Date to the first Computation Date, and three (3%) percent of the purchase price for any period to each Computation Date thereafter, to the date the Registration Statement is declared effective by the SEC (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company in immediately available funds within three business days after each Computation Date. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

          As used in this Section 2(c), the following terms shall have the following meanings:

          "Computation Date" means the date which is the earlier of (a) 35 days after the Company is notified by the SEC that the Registration Statement may be declared effective or (b) one hundred five (105) days after the Closing Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is thirty (30) days after the previous Computation Date until such Registration Statement is so declared effective.

          3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

          (a) Prepare promptly, and file with the SEC within fifteen (15) days of the Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective on the earlier of (i) five days afternotice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (b) seventy-five (75) days after the Closing Date, and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two years after the Closing Date (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (c) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

          (d) Use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request and in which significant volumes of shares of Common Stock are traded,
(ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general taxation in any such jurisdiction,
(C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its articles of incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

          (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

          (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

          (g)  Use its commercially reasonable efforts, if eligible, either to
(i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ Small Cap Market; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to secure NASDAQ authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

          (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

          (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

          (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

          4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

          (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

          (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          5. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for the Investor not exceeding $3,500, shall be borne by the Company.

          6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (II) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (III) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

          9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in
Section 2(c) hereof.

          10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

          11.  MISCELLANEOUS.

          (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at Suite 300, 500 Marquette N.W., Albuquerque, New Mexico 87102, ATT:
__________________, with a copy to Herrick K. Lidstone, Jr., Esq., Friedlob Sanderson Raskin Paulson & Tourtillott, LLC, 1400 Glenarm Place, Suite 300, Denver, Colorado 80202 (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement, with a copy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016 and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United states Postal Service.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This

Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

          (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


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                                       11

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         SOLV-EX CORPORATION


                         By:
                            ---------------------------------------
                         Name:
                         Title:


                         [INITIAL INVESTOR]



                         By:
                            ---------------------------------------
                         Name:
                         Title:



                                       12